EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
     PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Commerce Group Corp. (the "Company") on Form 10-Q for the first quarterly period ending June 30, 2008 (the "Report") for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Edward A. Machulak, Chairman, President and Chief Executive Officer of Commerce Group Corp., (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   the Form 10-Q of the Company for the first quarterly period ended
     June 30, 2008, (the "Form 10-Q"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 15, 2008         /s/ Edward A. Machulak
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                               Edward A. Machulak
                               Chairman, President and Chief Executive Officer

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